Exhibit 10.28
SECOND AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
BY AND AMONG
DIAKON LUTHERAN SOCIAL MINISTRIES, ET AL.
(“SELLER”)
AND
RE SELINSGROVE, LLC, ET AL.
(“BUYER”)
Dated as of March 15, 2005

SECOND AMENDMENT
     This SECOND AMENDMENT to the Asset Purchase Agreement (“Second Amendment”) is made and entered into as of March 15, 2005, by and among DIAKON LUTHERAN SOCIAL MINISTRIES, TRESSLER LUTHERAN SERVICES, THE LUTHERAN WELFARE SERVICE OF NORTHEASTERN PENNSYLVANIA, INC., THE LUTHERAN HOME AT TOPTON, PENNSYLVANIA AND SUSQUEHANNA HOUSING, INC. (“Seller”) and RE SELINSGROVE, LLC, RE MIFFLIN, LLC, RE HAZLETON, LLC, RE POTTSVILLE, LLC, RE NEW BLOOMFIELD, LLC, RE MILLERSBURG, LLC and RE EVERETT, LLC, RE FROSTBURG, LLC, RE SALISBURY, LLC, (“Buyer”) AND OP SELINSGROVE, LLC, OP MIFFLIN, LLC, OP HAZLETON, LLC, OP HAZLETON II, LLC, OP NEW BLOOMFIELD, LLC,, OP MILLERSBURG, LLC, OP EVERETT, LLC, OP FROSTBURG, LLC AND OP SALISBURY, LLC (“BUYER’S OPERATORS).
WITNESSETH:
     WHEREAS, Seller and Buyer have entered into that certain Asset Purchase Agreement as of February 15, 2005 (“Asset Purchase Agreement”), whereby Seller agreed to sell, and Buyer agreed to purchase substantially all of the assets of certain nursing homes, assisted living facilities, and independent living facilities owned by Seller throughout Pennsylvania and Maryland, specifically identified on Exhibit “A” attached hereto; and
     WHEREAS, Seller and Buyer entered into the First Amendment to the Asset Purchase Agreement, as of February 28, 2005; and
     WHEREAS, Seller and Buyer have found it necessary to further modify certain terms of said Asset Purchase Agreement in order to clarify their further negotiations regarding the same; and
     WHEREAS, the parties desire to set forth those certain changes to the Asset Purchase Agreement in this Second Amendment.
     NOW THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Section 2.2, Allocation of Purchase Price, shall be amended to add the following sentence: “Seller and Buyer’s agreed upon Allocation of the Purchase Price shall be attached hereto as Schedule 2.2.”
     2. The Schedule reference in Section 4.14.11 in the Asset Purchase Agreement is hereby amended from Schedule 4.14.10 to 4.14.11.

     3. Section 5.6, Brokers and Finders, of the Asset Purchase Agreement is hereby amended to reference the Schedule 5.4 to become Schedule 5.6.
     4. Section 8.17, Financing, of the Asset Purchase Agreement is hereby amended and restated to read as follows: “Buyer shall have obtained one or more debt and/or equity financing commitments from Behrman Capital, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., and LaSalle Bank (collectively “Lender”), and Buyer shall have received the proceeds of said financing in an amount sufficient to enable Buyer to pay the Purchase Price as of the Closing Date.
     5. Schedule 10.1(a), Locations, is hereby renumbered to be Schedule 10.1.
     6. Section 13.19.3, shall read “Intentionally Omitted”.
     7. Paragraph 13.20 of said Asset Purchase Agreement, Incorporation by Reference, shall be hereby amended by removing the date, March 11, 2005, and substituting the new date of March 15, 2005, in its place.
     8. The parties hereto hereby agree to the attached Exhibit B, Addendum to the Schedules of the Asset Purchase Agreement, as of this date. The parties further agree that the parties are not in complete agreement with the remaining wording of Schedule 4.14, and have identified issues related thereto and will amend said Schedule in a subsequent amendment to the Asset Purchase Agreement.
     9. The parties hereto otherwise ratify and confirm all of the remaining terms of the Asset Purchase Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed in multiple originals by their duly authorized officers, all as of the date and year first above written. This Second Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same Second Amendment.

BUYER:	RE SELINSGROVE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE MIFFLIN, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE HAZLETON, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE POTTSVILLE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE NEW BLOOMFIELD, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE MILLERSBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE EVERETT, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE FROSTBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE SALISBURY, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

BUYER’S OPERATORS

OP SELINSGROVE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP MIFFLIN, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP HAZLETON, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP HAZLETON II, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP POTTSVILLE, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP NEW BLOOMFIELD, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP MILLERSBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP EVERETT, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP FROSTBURG, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP SALISBURY, LLC

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

SELLER:	DIAKON LUTHERAN SOCIAL MINISTRIES

By: /s/ Daun E. McKee

Name: Daun E. McKee
Title: President and Chief Executive Officer

TRESSLER LUTHERAN SERVICES

By: /s/ Daun E. McKee

Name: Daun E. McKee
Title: President and Chief Executive Officer

THE LUTHERAN WELFARE SERVICE OF NORTHEASTERN PENNSYLVANIA, INC.

By: /s/ Daun E. McKee

Name: Daun E. McKee
Title: President and Chief Executive Officer

THE LUTHERAN HOME AT TOPTON, PENNSYLVANIA

By: /s/ Daun E. McKee

Name: Daun E. McKee
Title: President and Chief Executive Officer

SUSQUEHANNA HOUSING, INC.

By: /s/ Daun E. McKee

Name: Daun E. McKee
Title: President and Chief Executive Officer